UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 28, 2009

EVERGREEN ENERGY INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of	Commission File	IRS Employer
incorporation or organization)	Number	Identification Number

1225 17th Street, Suite 1300
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 293-2992

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.

This current report on Form 8-K is being filed to update the report of our independent registered public accounting firm included in our annual report on Form 10-K for the year ended December 31, 2008 and add footnote 19 to our consolidated financial statements.  Both the updated report of our independent registered accounting firm and footnote 19 report the uncertainty about our ability to continue as a going concern.  All other information in the historical financial statements remains unchanged and this update does not impact any of the financial statements included within our quarterly reports on Form 10-Q filed for the quarters ended March 30, 2009 and June 30, 2009.

The Company is also updating the risk factors included within its annual report on Form 10-K to reflect the above updates to its historical financial statements and uncertainty regarding our ability to continue as a going concern.

These updates will permit the Company to incorporate these financial statements and risk factors by reference in future filings with the Securities and Exchange Commission.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
23.1	Consent of Deloitte and Touche LLP

99.1	Amended Item 8-Financial Statements and Supplementary Data of Evergreen Energy Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

99.2	Amended Item 1A-Risk Factors of Evergreen Energy Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Energy Inc.

Date: October 28, 2009	By:	/s/ Diana L. Kubik
Diana L. Kubik
Vice President and Chief Financial Officer

EVERGREEN ENERGY INC.

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
23.1	Consent of Deloitte and Touche LLP

99.1	Amended Item 8-Financial Statements and Supplementary Data of Evergreen Energy Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

99.2	Amended Item 1A-Risk Factors of Evergreen Energy Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.